UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 9, 2014
 _____________________
Palo Alto Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4401 Great America Parkway Santa Clara, California 95054 (Address of principal executive office, including zip code)
(408) 753-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Palo Alto Networks, Inc. under Items 2.01, 3.02, 7.01 and 9.01 on April 11, 2014. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements of Cyvera Ltd. for the three months ended March 31, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.
The audited consolidated financial statements of Cyvera Ltd. for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of Palo Alto Networks, Inc. and Cyvera Ltd. for the year ended July 31, 2013 and the nine months ended April 30, 2014 and the notes related thereto are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.
(d) Exhibits.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ STEFFAN C. TOMLINSON
Steffan C. Tomlinson
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 19, 2014

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Kesselman and Kesselman, Certified Public Accountants (Isr.), Independent Registered Public Accounting Firm, Independent Auditor of Cyvera Ltd.
99.1	Unaudited condensed consolidated financial statements of Cyvera Ltd. for the three months ended March 31, 2014 and 2013 and the notes related thereto
99.2	Audited consolidated financial statements of Cyvera Ltd. as of and for the year ended December 31, 2013 and the notes related thereto
99.3
Unaudited pro forma condensed combined financial information of Palo Alto Networks, Inc. and Cyvera Ltd. for the year ended July 31, 2013 and for the nine months ended April 30, 2014 and the notes related thereto